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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 31, 2001


                               PURCHASESOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

    0-11791                                             13-2897997
    ------------------------------------------------------------------
    (Commission File Number)                         (IRS Employer
                                                    Identification No.)

              One Research Drive, Suite 100B Westborough, MA 01581
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (508) 599-1300
                                 --------------


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         ITEM 5.  OTHER EVENTS.

         On May 31, 2001, L-R Global Partners, L.P. converted its two outstanding demand promissory notes representing a combined principal amount of $10,000,000, plus accrued interest of $457,808, into shares of common stock. L-R Global converted its demand promissory notes into shares of our common stock as agreed to under the terms of a conversion agreement between PurchaseSoft and L-R Global that was entered into on April 12, 2001. The price per share was $0.88, the price agreed upon in the conversion agreement. PurchaseSoft issued 11,883,873 shares of common stock to L-R Global upon the conversion.

         PurchaseSoft is filing its audited financial statements for the year ended May 31, 2000 as an exhibit hereto, and is incorporating such financial statements herein by reference.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  Exhibit
                  Number   Description
                  -------  -----------

                  23.1 Consent of PricewaterhouseCoopers LLP relating to financial statements of PurchaseSoft, Inc.

                  99.1     PurchaseSoft, Inc. financial statements.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PURCHASESOFT, INC.


                              By:      /s/  Donald S. LaGuardia
                                  ---------------------------------------------
                              Name:    Donald S. LaGuardia
                              Title:   President and Chief Executive Officer
                                       (Principal Executive Officer)

Dated:  June 26, 2001


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                                     -3-

                                INDEX TO EXHIBITS

Exhibit
Number                     Description
--------                   -----------

  23.1 Consent of PricewaterhouseCoopers LLP relating to financial statements of PurchaseSoft, Inc.

  99.1             PurchaseSoft, Inc. financial statements.